Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of China Energy Recovery, Inc. (the "Company") for the quarterly period ended June 30, 2011, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), each of the undersigned, Qinghuan Wu, Chief Executive Officer of the Company, and Simon Dong, Acting Chief Financial Officer of the Company, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to his knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:	/s/ Qinghuan Wu
Qinghuan Wu
Chief Executive Officer
August 15, 2011

By:	/s/ Simon Dong
Simon Dong
Acting Chief Financial Officer
August 15, 2011